                                                                    Exhibit 25.2

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                              -------------------

                                   FORM T - 1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                              -------------------

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
            OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2)  _________

                      U.S. BANK TRUST NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

                                   13-3781471
                               (I. R. S. Employer
                              Identification No.)


               100 Wall Street, New York, NY             10005
          (Address of principal executive offices)     (Zip Code)

                              -------------------

                           For information, contact:
                          Dennis Calabrese, President
                      U.S. Bank Trust National Association
                          100 Wall Street, 16th Floor
                              New York, NY  10005
                           Telephone:  (212) 361-2506

                              TOKHEIM CORPORATION
              (Exact name of obligor as specified in its charter)

          Indiana                                     35-0712500
          (State or other jurisdiction of             (I. R. S. Employer
          incorporation or organization)              Identification No.)

          10501 Corporate Drive                       46845
          Fort Wayne, Indiana

          (Address of principal executive offices)    (Zip Code)

                              -------------------

                                DEBT SECURITIES

Item 1.   General Information.


     Furnish the following information as to the trustee --

     (a) Name and address of each examining or supervising authority to which it is subject.

                    Name                                   Address
                    ----                                   -------

               Controller of the Currency                  Washington, D. C.

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2.   Affiliations with the Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

Item 16.  List of Exhibits.

     Exhibit 1. Articles of Association of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 333-51961.

     Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association now known as U.S. Bank Trust National Association, incorporated herein by reference to
                  Exhibit 2 of Form T-1, Registration No. 33-83774.

     Exhibit 3. Authorization to exercise corporate trust powers for U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 333-51961.

     Exhibit 4. By-Laws of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 333-51961.

     Exhibit 5.   Not applicable.

     Exhibit 6. Consent of First Trust of New York, National Association now known as U.S. Bank Trust National Association, required by
                  Section 321(b) of the Act, incorporated herein by reference to
                  Exhibit 6 of Form T-1, Registration No. 33-83774.

     Exhibit 7. Report of Condition of U.S. Bank Trust National Association, as of the close of business on December 31, 1998, published pursuant to law or the requirements of its supervising or examining authority.

     Exhibit 8.   Not applicable.

     Exhibit 9.   Not applicable.



                                   SIGNATURE


          Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, U.S. Bank Trust National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 23rd day of April, 1999.

                                   U.S. BANK TRUST
                                 NATIONAL ASSOCIATION



                                  /s/ Glenn W. Andersen
                              By: _____________________
                                      Glenn W. Andersen
                                      Vice President

                                                          Exhibit 7
                                                          ---------

                      U.S. Bank Trust National Association
                        Statement of Financial Condition
                                 As of 12/31/98

                                    ($000's)

                                                12/31/98
                                                --------
Assets
  Cash and Due From Depository Institutions     $ 42,823
  Federal Reserve Stock                            3,384
  Fixed Assets                                       486
  Intangible Assets                               68,104
  Other Assets                                     7,261
                                                --------
     Total Assets                               $122,058


Liabilities
  Other Liabilities                             $  9,462
                                                --------
  Total Liabilities                             $  9,462

Equity
  Common and Preferred Stock                    $  1,000
  Surplus                                        120,932
  Undivided Profits                               (9,336)
                                                --------
     Total Equity Capital                       $112,596

Total Liabilities and Equity Capital            $122,058

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To the best of the undersigned's determination, as of this date the above financial information is true and correct.


U.S. Bank Trust National Association



     /s/Glenn W. Andersen
By:  ____________________
     Vice President

Date: April 23, 1999